Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated February 12, 2003 relating to the financial statements of LifeCell Corporation, which appears in LifeCell Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.


Florham Park, New Jersey
July 24, 2003


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